EXHIBIT 10.3

December 11, 2006

Indevus Pharmaceuticals, Inc.

33 Hayden Avenue

Lexington, Massachusetts 02421

Re:	Valera Pharmaceuticals, Inc.

Gentlemen:

Reference is made to the Agreement and Plan of Merger, dated as of December 11, 2006 (the “Merger Agreement”), by and among Indevus Pharmaceuticals, Inc. a Delaware corporation (“Parent”), Hayden Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (the “Merger Sub”), and Valera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), pursuant to which the Merger Sub will be merged with and into the Company (the “Merger”) and the Company will become a wholly-owned subsidiary of Parent.

The undersigned, holders of shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”), are entitled to receive in connection with the Merger shares of common stock, par value $0.001 per share, of Parent (“Parent Common Stock”). Each of the undersigned may be deemed an “affiliate” of the Company within the meaning of Rule 145 (“Rule 145”) promulgated under the Securities Act or 1933, as amended (the “Act”), and deemed an underwriter within the meaning of Section 2(11) of the Act in connection with any public offer or resale of Parent Common Stock acquired in connection with the Merger.

The purpose of this letter is to set forth our agreement with respect to each of the undersigned’s public offer and resale of the Parent Company Common stock that each of the undersigned receives in connection with the Merger.

Parent agrees that if Parent and the undersigned cannot agree on a mutually acceptable resolution pursuant to which each of the undersigned may publicly offer and sell the shares of Parent Common Stock acquired by each of the undersigned in connection with the Merger without any volume limitation under paragraph (e) of Rule 144 commencing three months subsequent to the Effective Time (as defined in the Merger Agreement) of the Merger, Parent will register the shares of Parent Common Stock acquired or to be acquired by the undersigned in connection with the Merger for resale under the Act either on the Registration Statement (as defined in the Merger Agreement) or, subject to the terms hereof, on a Registration Statement on Form S-3 to be filed by Parent within 30 days following the Effective Time of the Merger and use its commercially reasonable efforts to have such Registration Statement on Form S-3 declared effective as promptly as practicable after filing.

Indevus Pharmaceuticals, Inc.

December 11, 2006

Parent and undersigned agree that: (i) Parent will pay for all registration expenses, excluding underwriting discounts and commissions, transfer taxes and fees and expenses of legal counsel for the undersigned, (ii) the filing of the Registration Statement on Form S-3, the use of the prospectus related thereto and resales thereunder will be delayed or suspended during blackout periods when Parent’s directors and executive officers are restricted from selling Parent’s securities under Parent’s insider trading policies; provided, that this clause (ii) shall apply only for so long as James C. Gale is a controlling person of any of the undersigned, (iii) the filing of the Registration Statement on Form S-3 may be delayed for a period of up to 30 days in the event the Parent Board of Directors determines in good faith that filing the Registration Statement on Form S-3 would materially interfere with negotiations relating to a significant transaction, require premature disclosure of material information that Parent has a bona fide business purpose for preserving as confidential or otherwise would be materially detrimental to Parent, (iv) such Registration Statement on Form S-3 will be kept effective until the earlier of one year or the time all such shares of Parent Common Stock registered thereunder are sold and (v) the undersigned shall indemnify Parent for information provided by the undersigned for inclusion in the Registration Statement on Form S-3.

Please indicate your agreement with the foregoing, by signing this letter in the space provided below and returning it to the undersigned.

Very truly yours,

Corporate Opportunities Fund II, L.P. and

Corporate Opportunities Fund (Institutional) II, L.P.

By: SMM Corporate Management, LLC, general partner

By	/s/ James C. Gale
Name:	James C. Gale
Title:	Manager

Life Sciences Opportunity Fund (Institutional), L.P. and

Life Sciences Opportunity Fund, L.P.

By: SMM Life Sciences Management, LLC, general partner

By	/s/ James C. Gale
Name:	James C. Gale
Title:	Manager

Indevus Pharmaceuticals, Inc.

December 11, 2006

SMH Hydro Med, LLC,

SMH Hydro Med II, LLC, and

SMH Valera, LLC

By	/s/ James C. Gale
Name:	James C. Gale
Title:	Manager

Agreed to this 11th day of December, 2006

Indevus Pharmaceuticals, Inc.

By:	/s/ Glenn L. Cooper, M.D.
Name:	Glenn L. Cooper, M.D.
Title:	President and Chief Executive Officer